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                                                                   EXHIBIT 32(i)


CLARCOR INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        We hereby certify that the accompanying Report of CLARCOR Inc. on Form 10-Q for the six months ended May 28, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of CLARCOR Inc.



   June 16, 2005                           By  /s/ Norman E. Johnson
--------------------                           ---------------------------------
       (Date)                                          Norman E. Johnson
                                               Chairman of the Board, President
                                                  and Chief Executive Officer


   June 16, 2005                           By  /s/ Bruce A. Klein
--------------------                           ---------------------------------
       (Date)                                           Bruce A. Klein
                                                 Vice President - Finance and
                                                    Chief Financial Officer